UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2015

Intelligent Buying, Inc.
(Exact Name of Registrant as Specified in its Charter)

California	001-34861	20-0956471
State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.

450 National Ave

Mountain View, CA 94043

(Address of Principal Executive Offices)

(650) 279-9954

(Registrant’s Telephone Number)

John B. Lowy, Esq.

645 Fifth Avenue, Suite 400

New York, NY 10022

(212) 371-7799

-copy to-

Law Offices of Robert Diener

41 Ulua Place

Haiku, HI 96708

(808) 573-6163

(Name, Address and Telephone Number of Person Authorized to Receive

Notice and Communications on Behalf of the Person(s) Filing Statement)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant.

As of January 20, 2015, Eugene Malobrodsky, David Gorodyansky, Sophia Malobrodsky, and Altitude Group LLC (collectively, the “Sellers”), entered into a Common Stock Purchase Agreement (the “Stock Purchase Agreement”) pursuant to which the Seller agreed to sell to AMS Encino Investments, Inc. a California corporation (the “Purchaser”), the 5,753,333 shares of common stock of the Registrant (the “Shares”) owned by the Sellers, constituting approximately 97.7% of the Registrant’s 5,889,533 issued and outstanding common shares, for $262,000. As a result of the sale there will be a change of control of the Registrant. It is intended that the change of management will be completed approximately 11 days after the Registrant files an Information Statement is filed with the SEC, pursuant to Rule 14f-1 under the Securities Exchange Act of 1934, and mails the Information Statement to the Registrant’s stockholders. There is no family relationship or other relationship between the Seller and the Purchaser.

In connection with the sale under the Stock Purchase Agreement, the Sellers, two of whom—Messrs. Malobrodsky and Gorodyansky—are also the Registrant’s officers and directors, have agreed to (a) appoint Hector Guerrero and Jonathan Herzog (the “Designees”) as the directors of the Registrant, subject to the filing and dissemination of the Information Statement, and (b) submit their resignations as the directors and officers of the Registrant, 11 days after the filing and dissemination of the Information Statement. As a result thereof, the Designees will then constitute the members of the Board of Directors of the Registrant.

As of the date hereof, the authorized capital stock of the Registrant consists of 50,000,000 shares of common stock, par value $.001 per share, of which 5,889,533 shares are issued and outstanding, and 25,000,000 shares of Preferred Stock, $.001 par value, none of which shares are issued or outstanding. Each share of common stock is entitled to one vote with respect to all matters to be acted on by the stockholders.

As a result of the sale, there was a change of control of the Registrant. There is no family relationship or other relationship between the Seller and the Purchaser.

This was a private transaction between the Seller and Purchaser, and no new shares of the Registrant were sold or issued.

The information required by this Item 5.01 is incorporated herein by reference to Item 5.02, Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Common Stock Purchase Agreement, and effective on or about 11 days after the Registrant files with the SEC its Information Statement pursuant to Rule 14f-1, the Registrant’s current officers and directors will resign their positions, and Hector Guerrero and Jonathan Herzog will become the Registrant’s officers and directors. Messrs. Malobrodsky and Gorodyansky are not resigning as the result of any dispute or disagreement with the Registrant.

The Registrant’s new directors, including any additional directors appointed by the Board of Directors, will hold office until the earlier of their death, resignation or removal by stockholders, or until their successors have been elected and qualified.  The Registrant’s officers are elected annually by, and serve at the pleasure of, the Board of Directors.

Biographies

FORMER DIRECTOR AND EXECUTIVE OFFICER

Set forth below is information concerning the Registrant’s current directors and executive officers, who will resign all of their positions as a result of the change of control:

Name	Position/Title	Age

Eugene Malobrodsky	Chief Executive Officer, Secretary and Director	33

David Gorodyansky	President, Chief Operating Officer, Chief Financial Officer, Director	33

(1)	Messrs. Malobrodsky and Gordyansky will resign all of their positions when the change of control is completed, on or about February 6, 2015.

The following sets forth biographical information regarding the Registrant’s current directors and officers:

David Gorodyansky, Co-Founded Intelligent Buying Inc. in 2004.  From August 2001 through May 2002, he served as a Sr. Strategy Manager with Fulcrum Management.  In May 2002, he commenced the business which was the predecessor of Intelligent Buying, Inc. as a partnership with Eugene Malobrodsky.  This business became Intelligent Buying, Inc. in March 2004 and he has continued as Director and President of Intelligent Buying through the present date.  David is a member of the Society of Competitive Intelligence Professionals and an advisor on the Technology Expert Council to Gavin Newsom, the mayor of San Francisco.  He was also is the Co-Founder and currently serves as President of AnchorFree Wireless Inc., which operates Wi-Fi networks in San Francisco and Palo Alto, California.

Eugene Malobrodsky, Co-Founded Intelligent Buying Inc. in 2004 and was active in initially funding and growth of the Registrant.  From September 2000 through August 2001, he served as Information Technology Director of Web Ever, Inc.  From September 2001 through June 2002, he served as Sales Manager for Unix Surplus.  In May 2002, he commenced the business which was the predecessor of Intelligent Buying, Inc. as a partnership with David Gorodyansky.  This business became Intelligent Buying, Inc. in March 2004 and he has continued as Director, Chief Executive Officer, Chief Financial Officer and Secretary of Intelligent Buying through the present date.  He is currently in charge of technical operations and strategy planning.  He also currently serves as a Senior Vice President of AnchorFree Wireless, Inc., which operates Wi-Fi networks in San Francisco and Palo Alto, California.

Set forth below is information describing the Registrant’s new sole officer and director, who will assume his positions on or about February __, 2015::

Name and Address	Position/Title	Age

Hector Guerrero	Director, CEO, CFO	49
17531 Encino Lane
Encino CA, 91316
Jonathan Herzog	Director, President, COO	43
17531 Encino Lane
Encino CA, 91316

(1)        The persons named above will comprise the Company’s Board of Directors when completion of the change of control takes effect, on or about February 7, 2015.

The following sets forth biographical information regarding the Company’s proposed new directors and officers:

Hector Guerrero has over 25 years of business and corporate experience. Since 2009 Mr. Guerrero has been involved in the aviation industry. He is the owner of AVyD Solutions, a Mexican company in the business of aviation and defense. Since 2011, Mr. Guerrero has also been a majority shareholder in MTC Helicopters SA de CV located in Mexico City and in 2011 he acquired and became the Chief Executive Officer of Aviation & Defense Inc, a company engaged in the maintenance, repair and overhaul of commercial and military aircraft based in San Bernardino, California until the company was sold in 2014. Mr. Guerrero also maintains a majority ownership interest in the Durango Quarry, a project focused on extracting a variety of natural stones including marble and travertine that is located in Mapimi, Mexico.

Jonathan Herzog has 20 years of corporate and senior management experience. From 1995 to 1999 Mr. Herzog was a stockbroker at Bell Securities Limited, a member firm of the Australian Stock Exchange. In 2002, Herzog relocated to the United States and served as the President of Avenue Energy, Inc, successfully achieving the transition from newly formed oil and gas exploration company to an oil producer in 2003. Mr. Herzog also served as a Director on the Board of various other companies including: Avenue Group and its subsidiary companies, Bickhams Media and VideoDome Networks.  Since exiting this group in 2005, Herzog has been involved in corporate and investor relations consulting for both private and public companies, while at the same time serving as a financial consultant/CFO to a group of non-profit organizations in Los Angeles. Mr. Herzog was a Fellow of the Australian Institute of Company Directors from 1993 to 2011. He holds a Bachelors Degree in Economics from Monash University in Melbourne, Australia.

There are no family relationships between the Designees.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

To the Registrant’s knowledge, during the past ten (10) years, neither our current directors nor designated new directors, or any promoter, or control person, has been:

•	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

The Registrant has no material plan, contract or arrangement (written or not written) to which either of the Designees is a party or in which either participates, which is entered into or material amendment in connection with the triggering event or any grant or award to them, or modification thereto, under any such plan, contract or arrangement in connection with any such event.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Registrant’s common stock by (i) each stockholder known by the Registrant to be the beneficial owner of more than 5% of the Registrant’s common stock and (ii) by the directors and executive officers of the Registrant, as a result of the change of control. The person or the Registrant named in the table has sole voting and investment power with respect to the shares beneficially owned.

The following sets forth the beneficial ownership information prior to the closing of the Share Purchase Agreement:

	Name and Address	Amount and Nature of
Title of Class	Of Beneficial Owner	Beneficial Ownership	Percent of Class

Common Stock, par value $0.001	Eugene Malobrodsky 450 National Avenue Mountain View CA94043	2,500,000	42.4%
	David Gorodyansky 450 National Avenue Mountain View CA94043	2,500,000	42.4%
	Altitude Group LLC(1) 2264 82nd Street Brooklyn, NY 11214	500,000	8.5%

Common Stock, par value $0.001	All Executive Officers and Directors as a Group (2 persons)	5,000,000	84.9%

(1)	Altitude Group, LLC is owned 100% by Dr.Michael Kreitzman

The following sets forth the beneficial ownership information after the closing of the Common Stock Purchase Agreement:

	Name and address	Amount and Nature
Title of Class	of Beneficial Owner	of Beneficial Ownership	Percent of Class

Common Stock Par value $.001	AMS Encino Investments, Inc.	5,753,333	97.7%

(1)	Mr. Guerrero is the principal shareholder of AMS Encino Investments, Inc. (the “Purchaser,), and is therefore deemed to be the beneficial owner of the 5,753,333 Shares being acquired by the Purchaser from the Sellers.

Item 9.01 Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Common Stock Purchase Agreement dated as of January 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLIGENT BUYING, INC.
(Registrant)
Date: January 28, 2014
/s/ Eugene Malobrodsky
Eugene Malobrodsky, CEO